Accumulated Other Comprehensive Loss (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Components of accumulated other comprehensive loss, net of tax
Foreign currency translation adjustment	$ (79,267)	[1],[2]	$ (22,425)	[1],[2]	$ (11,813)	[1],[2]
Pension and postretirement effects	(134,774)		(126,284)		(132,680)
Cash flow hedging activity	(735)		(428)		(3,251)
Accumulated other comprehensive loss	$ (214,776)		$ (149,137)		$ (147,744)

[1]	Includes foreign currency translation adjustments attributable to noncontrolling interests.
[2]	Foreign currency translation adjustments in 2011 primarily represents the strengthening of the U.S. dollar exchange rate versus the Euro and the British pound at December 31, 2011 as compared with December 31, 2010. Foreign currency translation adjustments in 2010 primarily represents the strengthening of the U.S. dollar exchange rate versus the Euro and the British pound at December 31, 2010 as compared with December 31, 2009.